UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21357

Franklin Limited Duration Income Trust

(formerly, Franklin Templeton Limited Duration Income Trust)

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end:   03/31

Date of reporting period:  6/30/14

Item 1. Schedule of Investments.

Franklin Limited Duration Income Trust

Statement of Investments, June 30, 2014 (unaudited)

	Country	Shares		Value
Common Stocks 0.1%
Materials 0.1%
NewPage Holdings Inc.	United States	3,000		$249,000
Transportation 0.0%†
[a]CEVA Holdings LLC	United Kingdom	112		123,354
Total Common Stocks (Cost $728,298)				372,354
Convertible Preferred Stocks 0.1%
Transportation 0.1%
[a]CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	6		8,700
[a]CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	243		267,025
Total Convertible Preferred Stocks (Cost $369,948)				275,725
		Principal Amount*
Corporate Bonds 48.4%
Automobiles & Components 0.4%
The Goodyear Tire & Rubber Co., senior note, 6.50%, 3/01/21	United States	1,300,000		1,417,000
Banks 3.3%
[b]Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter,
Perpetual	United States	3,000,000		3,391,194
CIT Group Inc.,
4.25%, 8/15/17	United States	1,500,000		1,568,437
senior note, 5.00%, 5/15/17	United States	1,200,000		1,281,750
[c]senior note, 144A, 6.625%, 4/01/18	United States	500,000		563,750
[b]Citigroup Inc., M, junior sub. bond, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	1,300,000		1,330,050
[b]JPMorgan Chase & Co., junior sub. bond,
5.00% to 7/30/19, FRN thereafter, Perpetual	United States	500,000		499,599
6.00% to 8/01/23, FRN thereafter, Perpetual	United States	1,500,000		1,537,500
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,000,000		1,095,625
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	1,100,000	EUR	1,748,360
				13,016,265
Capital Goods 0.1%
[c]TransDigm Inc., senior sub. note, 144A, 6.00%, 7/15/22	United States	500,000		514,375
Consumer Durables & Apparel 1.3%
KB Home, senior note,
4.75%, 5/15/19	United States	1,100,000		1,111,000
7.00%, 12/15/21	United States	1,100,000		1,201,750
[c]Taylor Morrison Communities Inc./Monarch Communities Inc., senior note, 144A,
7.75%, 4/15/20	United States	722,000		792,395
5.25%, 4/15/21	United States	500,000		510,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	1,400,000		1,312,500
				4,927,645
Consumer Services 1.8%
[c]24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	900,000		900,000
Caesars Entertainment Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	2,500,000		2,300,000
[c]Landry's Inc., senior note, 144A, 9.375%, 5/01/20	United States	900,000		994,500
MGM Resorts International, senior note, 8.625%, 2/01/19	United States	2,500,000		2,990,625
				7,185,125
Diversified Financials 2.4%
Ally Financial Inc., senior note,
6.25%, 12/01/17	United States	2,000,000		2,240,000
4.75%, 9/10/18	United States	1,000,000		1,063,750
E*TRADE Financial Corp., senior note, 6.375%, 11/15/19	United States	800,000		870,000
[c]Neuberger Berman Group LLC/Finance Corp., senior note, 144A, 5.625%, 3/15/20	United States	700,000		743,750
[c]Nuveen Investments Inc., senior note, 144A, 9.125%, 10/15/17	United States	1,500,000		1,633,125
SLM Corp., senior note,
8.45%, 6/15/18	United States	1,400,000		1,658,125

Quarterly Statement of Investments. | See Notes to Statements of Investments.

Franklin Limited Duration Income Trust

Statement of Investments, June 30, 2014 (unaudited) (continued)

5.50%, 1/15/19	United States	1,100,000	1,171,500
			9,380,250
Energy 11.7%
BreitBurn Energy Partners LP/Finance Corp., senior bond, 7.875%, 4/15/22	United States	600,000	654,750
[c]CGG SA, senior note, 144A, 6.875%, 1/15/22	France	1,200,000	1,203,000
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	1,800,000	1,971,000
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	2,500,000	2,887,500
6.125%, 2/15/21	United States	1,000,000	1,125,000
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	1,500,000	1,597,500
[c]CONSOL Energy Inc., senior note, 144A, 5.875%, 4/15/22	United States	1,100,000	1,155,000
[c]Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	1,500,000	1,541,250
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	2,500,000	2,900,000
Energy XXI Gulf Coast Inc., senior note,
7.50%, 12/15/21	United States	600,000	645,000
[c]144A, 6.875%, 3/15/24	United States	300,000	306,750
[c]EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	500,000	519,062
EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	1,000,000	1,075,000
[c]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	1,000,000	1,045,625
Halcon Resources Corp., senior note,
9.75%, 7/15/20	United States	100,000	109,625
8.875%, 5/15/21	United States	1,500,000	1,620,000
9.25%, 2/15/22	United States	500,000	548,750
[c]Kinder Morgan Inc., senior secured note, 144A, 5.00%, 2/15/21	United States	600,000	625,500
Kodiak Oil & Gas Corp., senior note,
8.125%, 12/01/19	United States	900,000	1,001,250
5.50%, 1/15/21	United States	300,000	314,250
Linn Energy LLC/Finance Corp., senior note,
8.625%, 4/15/20	United States	1,500,000	1,627,500
7.75%, 2/01/21	United States	1,000,000	1,083,750
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%,
2/15/21	United States	1,400,000	1,491,000
[c,d]Memorial Resource Development Corp., senior note, 144A, 5.875%, 7/01/22	United States	400,000	405,000
Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	1,000,000	1,105,000
[c]Murray Energy Corp., senior secured note, 144A, 8.625%, 6/15/21	United States	800,000	870,000
[c]Ocean Rig UDW Inc., senior note, 144A, 7.25%, 4/01/19	United States	600,000	595,500
Offshore Group Investment Ltd.,
senior bond, first lien, 7.125%, 4/01/23	United States	600,000	613,500
senior secured note, first lien, 7.50%, 11/01/19	United States	1,000,000	1,059,375
Peabody Energy Corp., senior note, 6.00%, 11/15/18	United States	2,500,000	2,618,750
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., senior note,
8.375%, 6/01/20	United States	632,000	718,110
6.50%, 5/15/21	United States	300,000	328,500
QR Energy LP/QRE Finance, senior note, 9.25%, 8/01/20	United States	1,400,000	1,536,500
Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	1,500,000	1,398,750
Regency Energy Partners LP/Regency Energy Finance Corp., senior note, 5.875%,
3/01/22	United States	200,000	217,750
Sabine Pass Liquefaction LLC, first lien, 5.625%, 2/01/21	United States	2,000,000	2,125,000
[c]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	1,500,000	1,588,125
[c]Sanchez Energy Corp., senior note, 144A,
7.75%, 6/15/21	United States	1,000,000	1,090,000
6.125%, 1/15/23	United States	300,000	310,500
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	1,500,000	1,627,500
			45,255,922
Food, Beverage & Tobacco 1.6%
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	1,380,000	1,439,823
[c]Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	1,000,000	1,013,750
[c]JBS USA LLC/Finance Inc., senior note, 144A, 8.25%, 2/01/20	United States	1,900,000	2,071,000
[c]Post Holdings Inc., senior note, 144A,
6.75%, 12/01/21	United States	500,000	531,875
7.375%, 2/15/22	United States	1,000,000	1,085,000

Franklin Limited Duration Income Trust

Statement of Investments, June 30, 2014 (unaudited) (continued)

6.00%, 12/15/22	United States	100,000		102,250
				6,243,698
Health Care Equipment & Services 2.7%
Alere Inc.,
senior note, 7.25%, 7/01/18	United States	1,300,000		1,423,500
senior sub. note, 6.50%, 6/15/20	United States	200,000		211,000
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., senior note, 6.00%,
10/15/21	United States	400,000		426,000
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	1,100,000		1,207,250
senior note, 7.125%, 7/15/20	United States	400,000		435,000
[c]senior note, 144A, 6.875%, 2/01/22	United States	100,000		106,500
senior secured note, 5.125%, 8/15/18	United States	900,000		946,125
DaVita HealthCare Partners Inc., senior bond, 5.125%, 7/15/24	United States	700,000		705,687
HCA Inc.,
senior note, 7.50%, 2/15/22	United States	1,000,000		1,156,250
senior note, 5.875%, 5/01/23	United States	1,500,000		1,573,125
senior secured note, 5.875%, 3/15/22	United States	1,000,000		1,087,500
Tenet Healthcare Corp.,
first lien, 6.00%, 10/01/20	United States	500,000		543,750
[c]senior note, 144A, 5.00%, 3/01/19	United States	500,000		508,125
				10,329,812
Materials 6.3%
ArcelorMittal, senior note, 5.00%, 2/25/17	Luxembourg	3,000,000		3,168,750
[c]Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	700,000		777,875
[c]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 6.25%, 1/31/19	Luxembourg	300,000		308,250
senior note, 144A, 7.00%, 11/15/20	Luxembourg	88,235		91,655
[d,e]senior secured note, 144A, FRN, 0.00%, 12/15/19	Luxembourg	700,000		701,750
[c]Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,000,000		982,500
[c]Cemex SAB de CV,
secured note, 144A, 5.875%, 3/25/19	Mexico	500,000		523,125
senior secured note, 144A, 9.00%, 1/11/18	Mexico	2,000,000		2,157,500
[c]Constellium NV, senior note, 144A, 5.75%, 5/15/24	Netherlands	1,500,000		1,561,875
[c]Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	1,500,000		1,522,500
[c]First Quantum Minerals Ltd., senior note, 144A,
6.75%, 2/15/20	Canada	1,261,000		1,305,135
7.00%, 2/15/21	Canada	1,261,000		1,303,559
[c]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
6.875%, 2/01/18	Australia	1,500,000		1,578,750
8.25%, 11/01/19	Australia	1,000,000		1,092,500
[c]Ineos Group Holdings SA, senior note, 144A,
6.50%, 8/15/18	Switzerland	600,000	EUR	858,645
5.875%, 2/15/19	Switzerland	600,000		616,500
Novelis Inc., senior note,
8.375%, 12/15/17	Canada	500,000		533,625
8.75%, 12/15/20	Canada	900,000		1,003,500
[c]Orion Engineered Carbons Bondco GmbH, senior secured note, first lien, 144A,
9.625%, 6/15/18	Germany	650,000		702,406
[c]Polymer Group Inc., senior note, 144A, 6.875%, 6/01/19	United States	400,000		408,000
[c]Rain CII Carbon LLC/Corp., second lien, 144A, 8.25%, 1/15/21	United States	600,000		633,000
Reynolds Group Issuer Inc./LLC/SA,
senior note, 8.50%, 5/15/18	United States	1,000,000		1,047,500
senior note, 9.00%, 4/15/19	United States	100,000		106,375
senior note, 8.25%, 2/15/21	United States	1,000,000		1,092,500
senior secured note, 7.125%, 4/15/19	United States	500,000		525,000
				24,602,775
Media 4.9%
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	1,000,000		1,166,250
CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 5.25%, 9/30/22	United States	900,000		918,000
Clear Channel Communications Inc., senior secured bond, first lien, 9.00%, 3/01/21	United States	2,000,000		2,147,500
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	700,000		757,750
senior sub. note, 7.625%, 3/15/20	United States	800,000		867,000

Franklin Limited Duration Income Trust

Statement of Investments, June 30, 2014 (unaudited) (continued)
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	1,500,000		1,655,625
DISH DBS Corp., senior note, 7.125%, 2/01/16	United States	2,000,000		2,167,500
[c]Gannett Co. Inc., senior note, 144A, 5.125%,
10/15/19	United States	1,200,000		1,245,000
7/15/20	United States	800,000		825,000
[c]Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	400,000		435,000
[c]Sirius XM Radio Inc., senior bond, 144A, 6.00%, 7/15/24	United States	1,000,000		1,042,500
[c]Univision Communications Inc.,
senior secured bond, 144A, 6.75%, 9/15/22	United States	472,000		524,510
senior secured note, 144A, 6.875%, 5/15/19	United States	500,000		535,000
senior secured note, 144A, 5.125%, 5/15/23	United States	1,000,000		1,063,750
[c]UPCB Finance II Ltd., senior secured note, 144A, 6.375%, 7/01/20	Netherlands	1,100,000	EUR	1,603,105
[c]Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%,
1/15/25	United Kingdom	1,100,000		1,142,625
[c]WMG Acquisition Corp., senior note, 144A, 5.625%, 4/15/22	United States	1,000,000		1,008,750
				19,104,865
Pharmaceuticals, Biotechnology & Life Sciences 1.7%
[c]Grifols Worldwide Operations Ltd., senior note, 144A, 5.25%, 4/01/22	United States	400,000		416,000
[c,f,g]Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	700,000		728,000
[c]Jaguar Holding Co. II/Merger Sub Inc., senior note, 144A, 9.50%, 12/01/19	United States	500,000		548,750
Par Pharmaceutical Cos. Inc., senior note, 7.375%, 10/15/20	United States	1,900,000		2,073,375
[c]Valeant Pharmaceuticals International Inc., senior note, 144A,
6.75%, 8/15/18	United States	700,000		756,000
5.625%, 12/01/21	United States	500,000		515,000
[c]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	1,500,000		1,599,375
				6,636,500
Retailing 0.4%
[c]New Look Bondco I PLC, 144A, 8.75%, 5/14/18	United Kingdom	900,000	GBP	1,653,977
Software & Services 1.8%
[c]BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	1,200,000		1,240,500
Equinix Inc., senior note, 4.875%, 4/01/20	United States	1,500,000		1,545,000
[c]First Data Corp., senior secured bond, 144A, 8.25%, 1/15/21	United States	3,000,000		3,300,000
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	700,000		754,250
				6,839,750
Technology Hardware & Equipment 0.7%
[c]Alcatel-Lucent USA Inc., senior note, 144A,
4.625%, 7/01/17	France	700,000		726,250
6.75%, 11/15/20	France	1,300,000		1,391,000
[c]Blackboard Inc., senior note, 144A, 7.75%, 11/15/19	United States	500,000		525,000
				2,642,250
Telecommunication Services 4.7%
CenturyLink Inc., senior bond, 6.75%, 12/01/23	United States	300,000		329,250
[c]Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000		1,323,000
[c]Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	700,000		724,937
[c]eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	1,200,000		1,301,250
Frontier Communications Corp., senior note, 8.125%, 10/01/18	United States	2,000,000		2,350,000
Intelsat Jackson Holdings SA, senior note, 7.25%,
4/01/19	Luxembourg	2,000,000		2,135,000
10/15/20	Luxembourg	1,000,000		1,080,000
[c]Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	1,000,000		1,086,250
[c]Sprint Corp.,
senior bond, 144A, 7.125%, 6/15/24	United States	300,000		318,750
senior note, 144A, 7.25%, 9/15/21	United States	500,000		553,125
Sprint Nextel Corp., senior note,
8.375%, 8/15/17	United States	500,000		585,625
[c]144A, 9.00%, 11/15/18	United States	1,500,000		1,822,500
[c]144A, 7.00%, 3/01/20	United States	600,000		693,000
T-Mobile USA Inc., senior note,
6.542%, 4/28/20	United States	900,000		975,375
6.125%, 1/15/22	United States	300,000		319,500
[c]Wind Acquisition Finance SA, senior secured note, 144A,
[d]4.75%, 7/15/20	Italy	500,000		504,688

Franklin Limited Duration Income Trust

Statement of Investments, June 30, 2014 (unaudited) (continued)

7.375%, 4/23/21	Italy	2,000,000	2,151,250
			18,253,500
Transportation 1.1%
[c]Florida East Coast Holdings Corp., secured note, first lien, 144A, 6.75%, 5/01/19	United States	700,000	741,125
Hertz Corp., senior note,
6.75%, 4/15/19	United States	1,000,000	1,065,000
5.875%, 10/15/20	United States	1,000,000	1,050,000
[c]Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	600,000	640,500
[c]Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	700,000	712,250
			4,208,875
Utilities 1.5%
[c]Calpine Corp., senior secured note,
144A, 7.875%, 7/31/20	United States	492,000	536,280
144A, 7.50%, 2/15/21	United States	830,000	901,588
144A, 7.875%, 1/15/23	United States	406,000	454,720
first lien, 144A, 6.00%, 1/15/22	United States	100,000	108,250
[c]InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	1,500,000	1,560,000
[c,d]NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 144A, 5.125%,
7/15/19	United States	300,000	302,250
[c,h]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings
Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	2,000,000	1,835,000
			5,698,088
Total Corporate Bonds (Cost $175,506,887)			187,910,672
[e]Senior Floating Rate Interests 51.4%
Automobiles & Components 1.4%
August LuxUK Holding Co., Lux Term B-1 Loan, 5.00%, 4/27/18	Luxembourg	489,926	496,663
August U.S. Holding Co. Inc., U.S. Term B-1 Loan, 5.00%, 4/27/18	United States	505,572	512,524
[d]Gates Global LLC, Initial Dollar Term Loans, 5.50%, 7/03/21	United States	2,000,000	1,996,094
[d]Grede Holdings LLC, Initial Term Loan, 6.00%, 6/02/21	United States	1,500,000	1,507,188
UCI International Inc., Term Loan, 5.50%, 7/26/17	United States	1,050,373	1,055,187
			5,567,656
Capital Goods 4.5%
[d]Alfred Fueling Systems Inc. (Wayne Fueling), First Lien Initial Term Loan, 6.00%,
6/20/21	United States	1,000,000	1,004,583
AWAS Finance Luxembourg 2012 SA, Term Loan, 3.50%, 7/16/18	Luxembourg	670,524	671,782
[d]Doosan Infracore International and Doosan Holdings Europe, Tranche B Term Loan,
5.75%, 5/28/21	United States	1,940,000	1,950,491
Fly Funding II S.A.R.L., Loans, 4.50%, 8/09/19	Luxembourg	2,705,934	2,737,504
[d]Ina Beteiligungsgesellschaft mbh (Schaeffler), Facility E, 5.25%, 5/15/20	Germany	2,000,000	2,011,250
RBS Global Inc. (Rexnord), Term B Loan, 4.00%, 8/21/20	United States	2,074,325	2,075,621
Tomkins LLC and Tomkins Inc., Term B-2 Loan, 3.75%, 9/21/16	United States	2,119,048	2,123,816
TransDigm Inc.,
[d]Tranche C Term Loan, 3.75%, 2/28/20	United States	3,972,355	3,962,178
Tranche D Term Loan, 3.75%, 6/04/21	United States	1,000,000	996,625
			17,533,850
Commercial & Professional Services 0.9%
Acosta Inc., Term Loan B, 4.25%, 3/01/18	United States	379,046	381,119
Interactive Data Corp., Term Loan, 4.75%, 5/02/21	United States	3,000,000	3,029,532
			3,410,651
Consumer Services 5.5%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/30/21	United States	2,000,000	2,014,584
Boyd Gaming Corp., Term B Loan, 4.00%, 8/14/20	United States	967,778	971,145
Bright Horizons Family Solutions LLC, Term B Loan, 3.75% - 5.00%, 1/30/20	United States	1,853,845	1,855,584
Burger King Corp., Tranche B Term Loan, 3.75%, 9/28/19	United States	1,040,363	1,045,490
[d]Caesars Entertainment Resort Properties LLC, Term B Loans, 7.00%, 10/11/20	United States	2,994,987	3,015,371
ClubCorp Club Operations Inc., Term B Loans, 4.00%, 7/24/20	United States	1,770,000	1,767,787
Fitness International LLC, Term Loan B, 6.75%, 7/01/20	United States	2,000,000	1,995,834
Four Seasons Holdings Inc., Second Lien Term Loan, 6.25%, 12/27/20	Canada	670,000	682,563
La Quinta Intermediate Holdings LLC, Initial Term Loans, 4.00%, 4/14/21	United States	1,923,810	1,930,122
Scientific Games International Inc., Term Loan B, 4.25%, 10/18/20	United States	2,987,494	2,961,819

Franklin Limited Duration Income Trust

Statement of Investments, June 30, 2014 (unaudited) (continued)
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%, 3/31/19	United States	1,396,500	1,388,209
Tropicana Entertainment Inc., Term Loans, 4.00%, 11/27/20	United States	1,955,225	1,962,557
			21,591,065
Diversified Financials 1.5%
Asurion LLC,
Incremental Tranche B-1 Term Loan, 5.00%, 5/24/19	United States	1,370,122	1,379,970
Incremental Tranche B-2 Term Loans, 4.25%, 7/08/20	United States	425,700	426,270
Trans Union LLC, 2014 Replacement Term Loan, 4.00%, 4/09/21	United States	4,045,989	4,053,069
			5,859,309
Energy 0.6%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	United States	490,143	496,270
Samson Investment Co., Second Lien Tranche I Term Loan, 5.00%, 9/25/18	United States	2,000,000	2,004,108
			2,500,378
Food & Staples Retailing 0.3%
AdvancePierre Foods Inc., Second Lien Term Loan, 9.50%, 10/10/17	United States	1,040,000	1,010,100
Food, Beverage & Tobacco 1.5%
Big Heart Pet Brands (Del Monte Pet), Initial Term Loans, 3.50%, 2/24/20	United States	2,154,841	2,144,067
Dole Food Co. Inc., Tranche B Term Loan, 4.50% - 5.75%, 11/01/18	United States	1,614,827	1,618,453
[d]Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21	United States	1,850,000	1,867,199
			5,629,719
Health Care Equipment & Services 6.1%
Alere Inc., B Term Loan, 4.25%, 6/30/17	United States	2,129,782	2,138,301
Biomet Inc., Dollar Term B-2 Loan, 3.652% - 3.733%, 7/25/17	United States	937,011	939,570
Community Health Systems Inc.,
2017 Term E Loan, 3.478%, 1/25/17	United States	628,892	631,150
2021 Term D Loan, 4.25%, 1/27/21	United States	2,919,955	2,941,627
Connolly LLC, Initial Term Loan, 5.00%, 5/14/21	United States	2,000,000	2,028,750
[d]DaVita HealthCare Partners Inc., Tranche B Term Loan, 5.00%, 6/24/21	United States	1,911,642	1,923,078
Envision Healthcare Corp. (Emergency Medical), Initial Term Loan, 4.00%, 5/25/18	United States	2,065,787	2,071,813
Iasis Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18	United States	1,742,585	1,751,559
Kinetic Concepts Inc., Term E-2 Loan, 3.50%, 11/04/16	United States	1,950,424	1,955,300
Millennium Laboratories LLC, Tranche B Term Loan, 5.25%, 4/16/21	United States	3,000,000	3,031,224
National Mentor Holdings Inc., Initial Tranche B Term Loan, 4.75%, 1/31/21	United States	359,100	361,494
Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%, 6/06/19	United States	598,485	593,622
U.S. Renal Care Inc., Tranche B-2 Term Loan, 4.25%, 7/03/19	United States	3,258,584	3,273,860
			23,641,348
Household & Personal Products 0.6%
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	2,460,196	2,420,217
Materials 8.0%
Arysta Lifescience SPC LLC,
Initial Term Loan, 4.50%, 5/29/20	United States	2,873,437	2,893,157
Second Lien Initial Term Loan, 8.25%, 11/30/20	United States	1,000,000	1,023,750
Axalta Coating Systems U.S. Holdings Inc., 2014 Specified Refinancing Term, 4.00%,
2/01/20	United States	1,920,600	1,924,069
[d]AZ Chem US Inc., First Lien Initial Term Loan, 5.75%, 6/12/21	United States	2,000,000	2,020,834
BWAY Holding Co., Initial Term Loan, 4.50%, 8/06/17	United States	935,750	940,429
CeramTec Acquisition Corp., Initial Dollar Term B-2 Loan, 4.25%, 8/30/20	United States	41,910	42,076
CeramTec GmbH, Dollar Term B-3 Loan, 4.25%, 8/30/20	Germany	128,191	128,699
Exopack Holdings SA, USD Term Loan, 5.25%, 5/08/19	Luxembourg	1,977,192	2,011,176
Faenza Acquisition GmbH, Initial Dollar Term B-1 Loan, 4.25%, 8/30/20	Germany	422,889	424,562
FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%, 6/30/19	United States	3,473,576	3,480,812
Ineos U.S. Finance LLC, Dollar Term Loan, 3.75%, 5/04/18	United States	1,941,064	1,938,772
MacDermid Holdings LLC, First Lien Tranche B Term Loan, 4.00%, 6/07/20	United States	990,000	991,980
OCI Beaumont LLC, Term B-3 Loan, 5.00%, 8/20/19	United States	1,834,128	1,863,933
Oxbow Carbon LLC, First Lien Tranche B Term Loan, 4.25%, 7/19/19	United States	3,316,051	3,325,724
Prescrix Inc.,
1st Lien Term Loan B, 4.25%, 5/02/21	United States	250,000	250,937
2nd Lien Term Loan, 8.00%, 5/02/22	United States	180,000	181,125
Reynolds Group Holdings Inc., U.S. Term Loan, 4.00%, 12/01/18	United States	2,508,115	2,514,543
Tronox Pigments (Netherlands) BV, Term Loan, 4.00%, 3/19/20	Netherlands	2,959,694	2,965,705

Franklin Limited Duration Income Trust

Statement of Investments, June 30, 2014 (unaudited) (continued)

Univar Inc., Term B Loan, 5.00%, 6/30/17	United States	1,964,430	1,974,427
			30,896,710
Media 4.5%
Cengage Learning Acquisitions Inc., First Lien Exit Term Loan, 7.00%, 3/31/20	United States	1,995,000	2,023,471
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	3,475,351	3,492,294
Entercom Radio LLC, Term Loan B-2, 4.00% - 5.25%, 11/23/18	United States	725,333	728,597
[d]Gray Television Inc., Term Loan B, 5.25%, 6/13/21	United States	1,472,964	1,482,476
Media General Inc., Term B Loan, 4.25%, 7/31/20	United States	1,902,843	1,914,129
Univision Communications Inc.,
First-Lien Term Loan, Add-on, 4.00%, 3/01/20	United States	997,375	997,921
Replacement First-Lien Term Loan, 4.00%, 3/01/20	United States	622,149	622,440
Virgin Media Bristol LLC, B Facility, 3.50%, 6/07/20	United States	3,100,000	3,092,058
William Morris Endeavor Entertainment LLC, Term Loans First Lien, 5.25%, 3/21/21	United States	3,000,000	3,027,189
			17,380,575
Pharmaceuticals, Biotechnology & Life Sciences 2.3%
[d]Akorn Inc., Loans, 5.75%, 4/17/21	United States	770,000	774,491
Mallinckrodt International Finance SA and Mallinck, Initial Term B Loan, 3.50%, 3/19/21	United States	1,167,075	1,168,209
Pharmaceutical Product Development LLC, Term Loan, 4.00%, 12/05/18	United States	2,057,567	2,065,497
Quintiles Transnational Corp., Term B-3 Loan, 3.75%, 6/08/18	United States	2,000,000	2,003,000
Valeant Pharmaceuticals International Inc.,
Series C-2 Tranche B Term Loan, 3.75%, 12/11/19	Canada	994,937	995,683
Series D-2 Tranche B Term Loan, 3.75%, 2/13/19	Canada	1,871,884	1,872,719
			8,879,599
Retailing 3.7%
Academy Ltd., Initial Term Loans, 4.50%, 8/03/18	United States	1,004,385	1,009,329
American Builders & Contractors Supply Co. Inc., Term B Loans, 3.50%, 4/16/20	United States	1,061,975	1,060,565
BJ's Wholesale Club Inc., 2013 (Nov) Replacement Loans, 4.50%, 9/26/19	United States	2,185,322	2,191,600
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	2,955,000	2,957,772
Harbor Freight Tools USA Inc., Loans, 4.75%, 7/26/19	United States	1,991,927	2,010,352
[d]The Men's Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	3,000,000	3,014,610
[d]Sears Roebuck Acceptance Corp., Term Loan, 5.50%, 6/30/18	United States	1,990,422	2,015,836
			14,260,064
Semiconductors & Semiconductor Equipment 1.5%
Avago Technologies Cayman Ltd., Term Loans, 3.75%, 5/06/21	United States	3,000,000	3,013,917
Freescale Semiconductor Inc., Tranche B-4 Term Loan, 4.25%, 2/28/20	United States	987,538	989,801
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%, 5/07/21	United States	1,670,000	1,683,611
			5,687,329
Software & Services 3.1%
[d]BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	3,009,900	3,008,961
MoneyGram International Inc., Term Loan, 4.25%, 3/28/20	United States	2,154,545	2,127,883
Safenet Inc., First Lien Initial Term Loan, 5.50%, 2/24/20	United States	847,875	852,114
SunGard Data Systems Inc., Tranche E Term Loan, 4.00%, 3/08/20	United States	2,019,977	2,029,761
[d]Vantiv LLC (Fifth Third Processing), Term B Loan, 5.25%, 6/13/21	United States	2,140,000	2,149,029
Web.com Group Inc., First Lien Term Loan, 4.50%, 10/27/17	United States	1,821,817	1,827,510
			11,995,258
Technology Hardware & Equipment 1.7%
Alcatel-Lucent USA Inc., US Term Loan C (TLC), 4.50%, 1/30/19	United States	992,443	994,718
Dell International LLC, Term B Loan, 4.50%, 4/29/20	United States	2,990,000	3,008,179
Oberthur Technologies of America Corp., Tranche B-2 Term Loan, 4.50%, 10/18/19	United States	995,000	1,003,694
Telesat Canada/Telesat LLC, U.S. Term B-2 Loan, 3.50%, 3/28/19	Canada	1,483,669	1,483,484
			6,490,075
Telecommunication Services 1.7%
Genesys Telecom Holdings U.S. Inc., Dollar Term Loan, 4.00%, 2/08/20	United States	1,090,482	1,087,756
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	3,410,931	3,421,058
Zayo Group LLC, Term Loan, 3.234%, 7/02/19	United States	2,256,309	2,262,302
			6,771,116
Transportation 1.2%
Delta Air Lines Inc.,
Term Loan B, 3.50%, 4/20/17	United States	1,945,000	1,947,258
Term Loan B-1, 3.50%, 10/18/18	United States	866,800	867,342
Hertz Corp., Credit Linked Deposit, 3.75%, 3/11/18	United States	1,000,000	993,750

Franklin Limited Duration Income Trust

Statement of Investments, June 30, 2014 (unaudited) (continued)

Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	997,487		1,010,579
				4,818,929
Utilities 0.8%
Calpine Corp.,
Term Loan, 4.00%, 4/01/18	United States	2,631,600		2,644,392
Term Loans, 4.00%, 10/09/19	United States	334,050		335,465
				2,979,857
Total Senior Floating Rate Interests (Cost $197,694,351)				199,323,805
Foreign Government and Agency Securities 1.3%
Government of Malaysia,
3.434%, 8/15/14	Malaysia	85,000	MYR	26,487
3.741%, 2/27/15	Malaysia	2,860,000	MYR	894,518
3.835%, 8/12/15	Malaysia	475,000	MYR	148,950
4.72%, 9/30/15	Malaysia	1,263,000	MYR	400,415
3.197%, 10/15/15	Malaysia	280,000	MYR	87,148
Government of Poland,
5.50%, 4/25/15	Poland	645,000	PLN	217,698
5.00%, 4/25/16	Poland	125,000	PLN	43,010
4.75%, 10/25/16	Poland	2,100,000	PLN	726,155
Strip, 1/25/16	Poland	310,000	PLN	98,343
Korea Monetary Stabilization Bond,
senior bond, 2.47%, 4/02/15	South Korea	43,700,000	KRW	43,146
senior note, 2.82%, 8/02/14	South Korea	170,200,000	KRW	168,219
senior note, 2.78%, 10/02/14	South Korea	678,400,000	KRW	670,706
senior note, 2.84%, 12/02/14	South Korea	242,080,000	KRW	239,468
Korea Treasury Bond, senior note,
3.25%, 12/10/14	South Korea	56,700,000	KRW	56,189
3.25%, 6/10/15	South Korea	42,100,000	KRW	41,854
2.75%, 12/10/15	South Korea	274,200,000	KRW	271,504
3.00%, 12/10/16	South Korea	1,000,000,000	KRW	995,907
Total Foreign Government and Agency Securities (Cost $4,933,751)				5,129,717
Asset-Backed Securities and Commercial Mortgage-Backed
Securities 8.8%
Banks 6.2%
Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	1,610,000		1,689,015
Bear Stearns Commercial Mortgage Securities Inc.,
[e]2006-PW11, AJ, 5.433%, 3/11/39	United States	1,750,000		1,830,727
[e]2006-PW12, AJ, 5.751%, 9/11/38	United States	1,500,000		1,581,940
2006-PW13, AJ, 5.611%, 9/11/41	United States	1,820,000		1,906,597
[e]2007-PW16, AM, 5.707%, 6/11/40	United States	260,000		288,873
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW15, A4, 5.331%, 2/11/44	United States	96,315		104,074
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	1,200,000		1,217,728
[e]2007-C6, AM, 5.71%, 6/10/17	United States	1,520,000		1,677,752
[e]Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3, AJ, 5.688%,
10/15/48	United States	1,300,000		1,271,664
Greenwich Capital Commercial Funding Corp.,
[e]2006-GG7, AJ, 5.819%, 7/10/38	United States	1,590,000		1,666,989
2007-GG9, A4, 5.444%, 3/10/39	United States	825,000		901,056
2007-GG9, AM, 5.475%, 3/10/39	United States	1,430,000		1,542,715
JP Morgan Chase Commercial Mortgage Securities Corp.,
2006-CB17, AM, 5.464%, 12/12/43	United States	380,000		402,652
[e]2006-LDP7, AJ, 5.866%, 4/15/45	United States	2,000,000		2,055,594
[e]LB-UBS Commercial Mortgage Trust, 2006-C4, AM, FRN, 5.853%, 6/15/38	United States	1,100,000		1,194,827
[e]Merrill Lynch Mortgage Investors Trust, 2003-OPT1, B2, FRN, 4.277%, 7/25/34	United States	33,301		2,849
[e]Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, 5.286%, 11/12/37	United States	1,825,000		1,914,016
[e]Morgan Stanley ABS Capital I Inc. Trust, 2003-NC10, B1, FRN, 5.102%, 10/25/33	United States	350,442		256,466
[e]Morgan Stanley Capital I Trust,
2006-HQ8, AJ, 5.495%, 3/12/44	United States	110,000		112,649
2007-IQ16, AM, FRN, 6.09%, 12/12/49	United States	710,000		801,954
2007-IQ16, AMA, FRN, 6.086%, 12/12/49	United States	750,000		840,346
Wells Fargo Mortgage Backed Securities Trust,
[e]04-W, A9, 2.616%, 11/25/34	United States	528,310		547,167

Franklin Limited Duration Income Trust

Statement of Investments, June 30, 2014 (unaudited) (continued)

[i]2007-3, 3A1, 5.50%, 4/25/37	United States	276,792		287,243
				24,094,893
Diversified Financials 2.6%
[c,e]ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.227%, 11/25/20	United States	530,000		518,573
[e,i]Argent Securities Inc., 2003-W5, M4, FRN, 5.777%, 10/25/33	United States	557,802		444,894
[c,e]Atrium CDO Corp., 10A, C, 144A, FRN, 2.829%, 7/16/25	United States	920,000		900,836
[c,e]Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 2.829%, 1/27/25	Cayman Islands	750,000		726,457
[c,e]Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.571%, 3/11/21	United States	457,000		431,266
[c,e]Cent CLO LP, 2013-17A, D, 144A, FRN, 3.225%, 1/30/25	Cayman Islands	392,157		391,471
[e]Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2, FRN, 0.652%,
2/25/35	United States	493,412		448,435
[c,e]CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 0.628%, 7/26/21	United States	640,000		611,859
[c,e]ColumbusNova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.227%, 10/15/21	United States	310,000		301,822
[c,e]CT CDO IV Ltd., 2006-4A, A1, 144A, 0.463%, 10/20/43	United States	1,086,314		1,065,516
[c,e]Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.625%, 11/01/17	United States	1,000,000		982,990
[c,e]ING Investment Management CLO Ltd.,
2013-1A, B, 144A, FRN, 3.127%, 4/15/24	Cayman Islands	180,000		179,734
2013-1A, C, 144A, FRN, 3.727%, 4/15/24	Cayman Islands	450,000		430,655
2013-2A, B, 144A, FRN, 2.909%, 4/25/25	United States	1,000,000		986,330
[e,i]Option One Mortgage Loan Trust, 2003-6, M5, FRN, 5.102%, 11/25/33	United States	285,741		138,695
[e]Structured Asset Investment Loan Trust, 2003-BC2, M3, FRN, 5.027%, 4/25/33	United States	13,987		3,198
[e,j]Talisman 6 Finance, Reg S, 5.027%, 10/22/16	Germany	704,919	EUR	942,424
[c,e]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.45%, 8/01/22	United States	514,958		507,559
				10,012,714
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $32,732,528)				34,107,607
Mortgage-Backed Securities 30.2%
[e]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 2.452%, 5/01/34	United States	524,184		532,359
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 4.3%
FHLMC Gold 15 Year, 5.00%, 12/01/23	United States	1,384,766		1,508,253
FHLMC Gold 15 Year, 5.50%, 7/01/19	United States	37,689		40,356
FHLMC Gold 30 Year, 3.50%, 5/01/42 - 10/01/43	United States	1,597,282		1,645,087
[d]FHLMC Gold 30 Year, 4.00%, 7/01/39	United States	8,000,000		8,477,500
FHLMC Gold 30 Year, 4.50%, 9/01/39 - 4/01/40	United States	547,377		593,126
FHLMC Gold 30 Year, 5.00%, 11/01/38	United States	828,442		916,925
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/36	United States	1,524,502		1,720,316
FHLMC Gold 30 Year, 6.50%, 8/01/27 - 3/01/38	United States	737,122		831,173
FHLMC Gold 30 Year, 7.00%, 9/01/27	United States	246,601		275,669
FHLMC Gold 30 Year, 8.00%, 1/01/31	United States	31,097		35,991
FHLMC Gold 30 Year, 8.50%, 7/01/31	United States	625,058		727,645
				16,772,041
[e]Federal National Mortgage Association (FNMA) Adjustable Rate 0.3%
FNMA, 1.79% - 1.975%,, 6/01/32 - 7/01/34	United States	1,098,647		1,160,504
Federal National Mortgage Association (FNMA) Fixed Rate 23.9%
FNMA 15 Year, 3.00%, 8/01/27	United States	28,836		30,000
[d]FNMA 15 Year, 3.50%, 1/01/26 - 7/01/28	United States	513,037		544,008
FNMA 15 Year, 5.50%, 7/01/20	United States	618,405		663,271
FNMA 15 Year, 6.00%, 6/01/17	United States	102		102
FNMA 15 Year, 6.50%, 7/01/20	United States	6,077		6,356
[d]FNMA 30 Year, 3.00%, 6/01/42	United States	36,475,000		37,899,805
FNMA 30 Year, 3.00%, 9/01/32 - 4/01/43	United States	2,891,798		2,878,970
FNMA 30 Year, 4.00%, 12/01/40 - 2/01/41	United States	3,537,239		3,760,365
[d]FNMA 30 Year, 4.00%, 6/01/41	United States	30,850,000		32,749,203
FNMA 30 Year, 5.00%, 5/01/38 - 7/01/39	United States	1,784,163		1,984,769
[d]FNMA 30 Year, 5.00%, 7/01/39	United States	6,653,000		7,388,990
FNMA 30 Year, 5.50%, 6/01/37	United States	1,377,038		1,540,827
FNMA 30 Year, 6.00%, 4/01/33 - 6/01/38	United States	2,231,093		2,520,619
FNMA 30 Year, 6.50%, 8/01/32	United States	273,065		308,107
FNMA 30 Year, 7.00%, 9/01/18	United States	53,842		58,650
FNMA 30 Year, 8.00%, 10/01/29	United States	106,533		118,790

Franklin Limited Duration Income Trust

Statement of Investments, June 30, 2014 (unaudited) (continued)
FNMA 30 Year, 8.50%, 8/01/26	United States	197,542		216,510
				92,669,342
Government National Mortgage Association (GNMA) Fixed Rate 1.6%
GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33	United States	535,906		609,899
[d]GNMA II SF 30 Year, 3.50%, 7/01/42	United States	3,400,000		3,542,641
GNMA II SF 30 Year, 3.50%, 6/20/42 - 5/20/44	United States	1,557,059		1,625,186
GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29	United States	78,565		88,960
GNMA II SF 30 Year, 8.00%, 1/20/28 - 10/20/31	United States	182,198		221,097
				6,087,783
Total Mortgage-Backed Securities (Cost $115,616,006)				117,222,029
Municipal Bonds 1.6%
Arizona School Facilities Board COP, Refunding, Series A-1, 5.00%, 9/01/19	United States	650,000		755,547
Metropolitan St. Louis Sewer District Wastewater System Revenue, Series B, 4.00%,
5/01/19	United States	1,000,000		1,129,440
New York Thruway Authority General Junior Indebtedness Obligations Revenue,
Series A, 5.00%, 5/01/19	United States	1,000,000		1,162,390
Tobacco Settlement Financing Corp. Revenue, Asset-Backed, State Contingency
Contract Secured, Refunding, Series B, 5.00%, 6/01/20	United States	1,000,000		1,041,600
Triborough Bridge and Tunnel Authority Revenues, Refunding, Sub Series D-1,
2.885%, 11/15/19	United States	1,000,000		1,018,830
University of California Revenues, General, Series AK, 5.00%, 5/15/48	United States	790,000		960,182
Washington State GO, Various Purpose, Series D, 5.00%, 2/01/23	United States	255,000		303,404
Total Municipal Bonds (Cost $6,231,206)				6,371,393
		Shares
Litigation Trusts (Cost $—) 0.0%
Materials 0.0%
[a,k]NewPage Corp., Litigation Trust	United States	1,500,000		—
Total Investments before Short Term Investments (Cost $533,812,975)				550,713,302
Short Term Investments 5.3%
		Principal Amount*
Foreign Government and Agency Securities 0.2%
[l]Bank of Negara Monetary Notes, 7/15/14 - 11/06/14	Malaysia	1,535,000	MYR	475,572
Korea Monetary Stabilization Bond, senior bond, 2.72%, 9/09/14	South Korea	150,000,000	KRW	148,262
Total Foreign Government and Agency Securities (Cost $612,426)				623,834
Total Investments before Money Market Funds (Cost $534,425,401)				551,337,136
		Shares
Money Market Funds (Cost $19,794,781) 5.1%
[a,m]Institutional Fiduciary Trust Money Market Portfolio	United States	19,794,781		19,794,781
Total Investments (Cost $554,220,182) 147.2%				571,131,917
Preferred Shares (23.2)%				(90,000,000)
Other Assets, less Liabilities (24.0)%				(93,142,808)
Net Assets 100.0%				$387,989,109

† Rounds to less than 0.1% of net assets.
* The principal amount is stated in U.S. dollars unless otherwise indicated.
a Non-income producing.
b Perpetual security with no stated maturity date.
c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At
June 30, 2014, the aggregate value of these securities was $89,582,105, representing 23.09% of net assets.
d A portion or all of the security purchased on a when-issued, delayed delivery, or to-be-announced (TBA) basis.
e The coupon rate shown represents the rate at period end.
f Income may be received in additional securities and/or cash.

Franklin Limited Duration Income Trust
Statement of Investments, June 30, 2014 (unaudited) (continued)
g At June 30, 2014, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
h Defaulted security or security for which income has been deemed uncollectible.
i The bond pays interest and/or principal based upon the issuer's ability to pay, which may be less than the stated interest rate or principal paydown.
j Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At June 30, 2014, the value of this security was
$942,424, representing 0.24% of net assets.
k Security has been deemed illiquid because it may not be able to be sold within seven days.
l The security is traded on a discount basis with no stated coupon rate.
m The Institutional Fiduciary Trust Money Market Portfolio is an affiliated open-end management investment company.

At June 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 3.

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
Euro	DBAB	Buy	208,656	$284,272	7/10/14	$1,698	$(215)
Euro	DBAB	Sell	208,656	269,396	7/10/14	-	(16,360)
Euro	DBAB	Sell	210,898	281,760	8/26/14	-	(7,113)
Euro	JPHQ	Sell	105,568	140,881	8/27/14	-	(3,718)
Japanese Yen	JPHQ	Sell	180,180,000	1,839,348	11/05/14	58,947	-
Euro	DBAB	Sell	117,683	159,326	11/10/14	-	(1,923)
Euro	JPHQ	Sell	78,316	104,430	11/12/14	-	(2,879)
Euro	DBAB	Sell	309,763	419,624	12/04/14	-	(4,856)
Japanese Yen	DBAB	Sell	309,500,000	3,006,752	12/22/14	-	(52,855)
Euro	DBAB	Buy	364,000	498,582	1/09/15	307	-
Euro	DBAB	Sell	366,621	499,759	1/09/15	-	(2,722)
Japanese Yen	DBAB	Sell	397,510,000	3,871,086	1/09/15	-	(59,198)
Euro	DBAB	Sell	2,633,948	3,625,326	2/09/15	14,712	-
Japanese Yen	DBAB	Sell	171,860,000	1,677,501	2/09/15	-	(22,193)
Japanese Yen	HSBC	Sell	28,600,000	279,016	2/09/15	-	(3,838)
Japanese Yen	JPHQ	Sell	60,500,000	590,564	2/09/15	-	(7,781)
British Pound	DBAB	Sell	900,000	1,509,480	3/09/15	-	(25,950)
Euro	DBAB	Sell	1,096,360	1,510,471	3/09/15	9,115	(1,758)
Japanese Yen	DBAB	Sell	465,943,750	4,575,752	3/09/15	-	(33,582)
Japanese Yen	HSBC	Sell	32,110,000	314,126	3/09/15	-	(3,521)
Japanese Yen	JPHQ	Sell	94,170,000	921,049	3/09/15	-	(10,524)
	Unrealized appreciation (depreciation)					84,779	(260,986)
	Net unrealized appreciation (depreciation)						$(176,207)

[a]May be comprised of multiple contracts using the same currency and settlement date.

Franklin Limited Duration Income Trust

Statement of Investments, June 30, 2014 (unaudited) (continued)

At June 30, 2014, the Fund had the following credit default swap contracts outstanding. See Note 3.

Credit Default Swap Contracts
			Periodic		Upfront
	Counterpartya /	Notional	Payment	Expiration	Premiums Paid	Unrealized	Unrealized	Market
Description	Exchange	Amount[b]	Rate	Date	(Received)	Appreciation	Depreciation	Value	Rating[c]
OTC Swaps
Contracts to Sell Protection[d]
CMBX.NA.AJ.2	FBCO	$1,737,371	1.09%	3/15/49	$(246,480)	$117,979	$ -	$(128,501)	Non
									Investment
									Grade
MCDX.NA.21	CITI	3,000,000	1.00%	12/20/18	(50,624)	43,133	-	(7,491)	Investment
									Grade

OTC Swaps unrealized appreciation (depreciation)						161,112	-
Net unrealized appreciation (depreciation)						$161,112

Collateral Posted
Counterparty	(Received)
DBAB	$100,000
FBCO	250,000
JPHQ	(45,769)
MSCO	(60,000)
Total collateral	$244,231

aPosting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at year end.

bIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount if the future payments and no recourse provisions have been entered into in association with the contracts.
cBased on Standard and Poor's (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on the mapping into equivalent ratings from external vendors.
dThe Fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.

ABBREVIATIONS

Counterparty

CITI	Citibank N.A.
DBAB	Deutsche Bank AG
FBCO	Credit Suisse Group AG
HSBC	HSBC Bank USA, N.A.
JPHQ	JP Morgan Chase & Co.
MSCO	Morgan Stanley

Franklin Limited Duration Income Trust

Statement of Investments, June 30, 2014 (unaudited) (continued)

Currency

EUR	Euro
GBP	British Pound
KRW	South Korean Won
MYR	Malaysian Ringgit
PLN	Polish Zloty

Selected Portfolio

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
COP	Certificate of Participation
FRN	Floating Rate Note
GO	General Obligation
PIK	Payment-In-Kind
SF	Single Family

Franklin Limited Duration Income Trust

Notes to Statement of Investments (unaudited)

1. ORGANIZATION

Franklin Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles.

Effective June 30, 2014, the Franklin Templeton Limited Duration Income Trust was renamed the Franklin Limited Duration Income Trust.

2. FINANCIAL INSTRUMENT VALUATION

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund's valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

3. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At June 30, 2014, the Fund received $45,769 in U.S. Treasury Notes as collateral for derivatives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss.

4. MORTGAGE DOLLAR ROLLS

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a “senior security” for purposes of the asset coverage requirements under the 1940 Act.

5. INCOME TAXES

At June 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$554,842,506

Unrealized appreciation	$17,836,290
Unrealized depreciation	(1,546,879)
Net unrealized appreciation (depreciation)	$16,289,411

6. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

®	Level 1 – quoted prices in active markets for identical financial instruments
®	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
®	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3			Total
Assets:
Investments in Securities:
Equity Investments:[a]
Materials	$-	$249,000		$-		$249,000
Transportation	-	399,079		-		399,079
Corporate Bonds	-	187,910,672		-		187,910,672
Senior Floating Rate Interests	-	199,323,805		-		199,323,805
Foreign Government and Agency Securities	-	5,129,717		-		5,129,717
Asset-Backed Securities and Commercial Mortgage-Backed Securities	-	34,101,560		6,047		34,107,607
Mortgage-Backed Securities	-	117,222,029		-		117,222,029
Municipal Bonds	-	6,371,393		-		6,371,393
Litigation Trust	-	-		-	b	-
Short Term Investments	19,794,781	623,834		-		20,418,615
Total Investments in Securities	$19,794,781	$551,331,089		$6,047	b $	571,131,917

Other Financial Instruments
Forw ard Exchange Contracts	$-	$84,779		$-		$84,779
Sw ap Contracts	-	161,112		-		161,112
Total Other Financial Instruments	$-	$245,891		$-		$245,891

Liabilities:
Other Financial Instruments
Forw ard Exchange Contracts	$-	$260,986		$-		$260,986

[a]Includes common and convertible preferred stocks.
[b]Includes securities determined to have no value at June 30, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

7. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the Statement of Investments and determined that no events have occurred that require disclosure.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

Item 2. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Quarterly Schedule of Portfolio Holdings on Form N-Q, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Quarterly Schedule of Portfolio Holdings on Form N-Q.

Item 3. Exhibits.

(a) Certification pursuant to Section 30a-2 under the Investment Company Act of 1940 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Limited Duration Income Trust

By  /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date: August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date: August 27, 2014

By  /s/ GASTON GARDEY

Gaston Gardey

Chief Financial Officer and

Chief Accounting Officer

Date: August 27, 2014